EX-10 7 patent-security.htm EXHIBIT 10.6

Exhibit 10.6

PATENT SECURITY AGREEMENT

This **PATENT SECURITY AGREEMENT** (this "Agreement"), dated as of April 13, 2006, is made by **Protein Polymer Technologies, Inc.**, a Delaware corporation ("Debtor") in favor of **Matthew J. Szulik** ("Secured Party"), with reference to the following:

RECITALS

WHEREAS, Debtor has executed and delivered to Secured Party that certain 8% Secured Promissory Note (the "Note") and the Security Agreement of even date herewith (the "Security Agreement"), both of even date herewith, pursuant to which Debtor has loaned $1,000,000 to Secured Party and granted to Secured Party security interests in the Collateral (as defined therein) including the Patents (as defined therein); and

WHEREAS, pursuant to the Security Agreement, Debtor has agreed to execute and deliver this Agreement to Secured Party.

NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which is hereby acknowledged, Debtor hereby agrees in favor of Secured Party as follows:

1. Defined Terms. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Note and/or the Security Agreement.

2. Grant of Security Interest. As security for the payment and performance of the Obligations, Debtor hereby grants to Secured Party a continuing security interest in all of Debtor's right, title and interest in, to and under the Patents listed on Schedule A hereto (collectively, the "Patent Collateral")

(a) Continuing Security Interest. Debtor agrees that this Agreement shall create a continuing security interest in the Patent Collateral, which shall remain in effect until terminated in accordance with Section 9.

(b) Incorporation into Security Agreement. The security interests granted pursuant to this Agreement are granted in conjunction with the security interests granted to Secured Party pursuant to the Security Agreement. Debtor hereby acknowledges and affirms that the rights and remedies of Secured Party with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

3. Further Assurances; Appointment of Secured Party as Attorney-in-Fact. Debtor at its expense shall execute and deliver, or cause to be executed and delivered, to Secured Party any and all documents and instruments, in form and substance reasonably satisfactory to Secured Party, and take any and all action, which Secured Party may reasonably request from time to time, (a) to perfect and continue perfected, maintain the priority of or provide notice of

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Secured Party's security interest in the Patent Collateral, (b) to maintain, preserve, and protect the Patent Collateral, and (c) to accomplish the purposes of this Agreement. Secured Party shall have the right, in the name of Debtor, or in the name of Secured Party or otherwise, without notice to or assent by Debtor, and Debtor hereby irrevocably constitutes and appoints Secured Party as Debtor's true and lawful attorney-in-fact with full power and authority during the term of this Agreement, (i) to sign the name of Debtor on all or any of such documents or instruments and perform all other acts that Secured Party reasonably requests in order to perfect or continue perfected, maintain the priority or enforceability of or provide notice of Secured Party's security interest in, the Patent Collateral, and (ii) to execute any and all other documents and instruments, and to perform any and all acts and things for and on behalf of Debtor, which Secured Party may reasonably request to maintain, preserve and protect the Patent Collateral and to accomplish the purposes of this Agreement, including (A) upon the occurrence of an Event of Default, to defend, settle, adjust or institute any action, suit or proceeding with respect to the Patent Collateral, (B) upon the occurrence of an Event of Default, to assert or retain any rights under any license agreement for any of the Patent Collateral, including any rights of Debtor arising under Section 365(n) of the Bankruptcy Code, and (C) upon the occurrence and during the continuance of an Event of Default, to execute any and all applications, documents, papers and instruments for Secured Party to use the Patent Collateral, to grant or issue any exclusive or non-exclusive license with respect to any Patent Collateral, and to assign, convey or otherwise transfer title in or dispose of the Patent Collateral. The power of attorney set forth in this Section 3, being coupled with an interest, is irrevocable so long as this Agreement shall not have terminated in accordance with Section 9.

4. Events of Default. The occurrence of any "Event of Default" under the Note and/or the Security Agreement shall constitute an Event of Default hereunder.

5. Binding Effect. This Agreement shall be binding upon, inure to the benefit of and be enforceable by Debtor and Secured Party and their respective successors and assigns.

6. Notices. Unless otherwise specifically provided in this Agreement, any notice or other communication relating to this Agreement shall be made in accordance with the Security Agreement.

7. Entire Agreement; Amendment. This Agreement and the Security Agreement, together with the Schedules hereto and thereto, contain the entire agreement of the parties with respect to the subject matter hereof and supersede all prior drafts and communications relating to such subject matter. Neither this Agreement nor any provision hereof may be modified, amended or waived except by the written agreement of the parties.

8. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

9. Termination. In the event that the Obligations are paid in full in accordance with the terms of the Note and this Agreement and no Event of Default has occurred, this Agreement shall automatically terminate, and Secured Party shall execute and

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deliver such documents and instruments and take such further action reasonably requested by Debtor, at Debtor's expense, as shall be necessary to evidence termination of the security interest granted by Debtor to Secured Party.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.

Protein Polymer Technologies, Inc., Debtor
a Delaware corporation

By: /s/ Willaim N. Plamondon III
Name: Willaim N. Plamondon III
Title: Chief Executive Officer

Taurus Advisory Group, LLC, as agent for,
Matthew J. Szulik, Secured Party,

By:/s/ James Tagliaferri
Name: /s/ James Tagliaferri
Title: Managing Director

SCHEDULE A

Patents of Debtor

	Case Number	Country	Application or Serial No.	Date Filed	Title	Status	Issue Date	Comment
1	Prop 15-3	US	10/443,538	May 21, 03	Methods of Using Primer Molecules For Enhancing the Mechanical Performance of Tissue Adhesives and Sealants	U.S. No. 6,875,796	Apr 05, 05	Continuatio
2	Prop 15-2	US	09/888,225	Jun 22, 01	Methods of Using Primer Molecules For Enhancing the Mechanical Performance of Tissue Adhesives and Sealants	U.S. No. 6,576,685	Jun 10, 03	Continuatio
3	Prop 14-2	US	9/451,206	Nov 29, 99	Sealing or Filling Tissue Defects Using Polyfunctional Crosslinking Agents and Protein Polymers	U.S. No. 6,423,333	Jul 23, 02	Same as Pr
4	Prop 10-2	US	8/806,029	Feb 24, 97	Synthetic Proteins For In Vivo Drug Delivery and Tissue Augmentation	U.S. No. 6,380,154	Apr 30, 02	CIP of Prop additional e broader clai
5	Prop 6-11	US	9/444,791	Nov 22, 99	Peptides Comprising Repetitive Units of Amino Acids and DNA Sequences Encoding the Same	U.S. No. 6,355,776	Mar 12, 02	Same as Pr Protein com
6	Prop 15-1 US	US	9/102,521	Jun 22, 98	Methods of Using Primer Molecules For Enhancing the Mechanical Performance of Tissue Adhesives and Sealants	U.S. No. 6,258,872	Jul 10, 01	CIP of Prop examples. I due to cited
7	Prop 6-8	US	8/478,029	Jun 07, 95	Functional Recombinantly Prepared Synthetic Protein Polymer	U.S. No. 6,184,348	Feb 06, 01	Divisional o Claims: Pro unaligned i TD to Prop
8	Prop 6-9	US	8/475,411	Jun 07, 95	Functional Recombinantly Prepared Synthetic Protein Polymer	U.S. No. 6,140,072	Oct 31, 00	Divisional o Claims: DN polymers wi intervening 3 and Prop

	Case Number	Country	Application or Serial No.	Date Filed	Title	Status	Issue Date	Comment
9	Prop 12-1	US	9/028,086	Feb 23, 98	Chemical Modification of Repetitive Polymers to Enhance Water Solubility	U.S. No. 6,034,220	Mar 07, 00	Divisional o cover the m only.
10	Prop 14-1 US	US	8/642,246	May 02, 96	Bonding Together Tissue with Adhesive Containing Polyfunctional Crosslinking Agent and Protein Polymer	U.S. No. 6,033,654	Mar 07, 00	CIP of Prop examples; c claims. TD t
11	Prop 6-6	US	8/482,085	Jun 07, 95	Peptides Comprising Repetitive Units of Amino Acids and DNA Sequences Encoding the Same	U.S. No. 6,018,030	Jan 25, 00	Revised CIF both DNA a claims. Broa of matter cla U.S. only. A Prop 6-7. TD to Prop 6
12	Prop 15	US	8/879,564	Jun 20, 97	Methods of Using Primer Molecules For Enhancing the Mechanical Performance of Tissue Adhesives and Sealants	U.S. No. 6,015,474	Jan 18, 00	Claims: met and kits use and sealant
13	Prop 6-10 US	US	8/707,237	Sep 03, 96	Methods for Preparing Synthetic Repetitive DNA	U.S. No. 5,830,713	Nov 03, 98	CIP of Prop Includes PC
14	Prop 14	US	8/435,641	May 05, 95	Bonding Together Tissue with Adhesive Containing Polyfunctional Crosslinking Agent and Protein Polymer	U.S. No. 5,817,303	Oct 06, 98	Claims: met viable tissue relationship tissue; kits.
15	Prop 9-2	US	8/587,333	Jan 12, 96	Protein-Enriched Thermoplastics	U.S. No. 5,808,012	Sep 15, 98	CIP of Prop U.S. only. T
16	Prop 8-3	US	8/642,255	May 02, 96	High Molecular Weight Collagen-Like Protein Polymers	U.S. No. 5,773,249	Jun 30, 98	CIP of Prop claims. U.S
17	Prop 11-1 US	US	8/397,633	Mar 02, 95	Products Comprising Substrates Capable of Enzymatic Cross-Linking	U.S. No. 5,773,577	Jun 30, 98	Claims: reco polymers co recognition of enzyme c formation.

	Case Number	Country	Application or Serial No.	Date Filed	Title	Status	Issue Date	Comment
18	Prop 6-7	US	8/477,509	Jun 07, 95	Peptides Comprising Repetitive Units of Amino Acids and DNA Sequences Encoding the Same	U.S. No. 5,770,697	Jun 23, 98	Broadest pr matter claim protein poly objects com occurring re
19	Prop 12 US	US	8/343,264	Nov 21, 94	Chemical Modification of Repetitive Polymers to Enhance Water Solubility	U.S. No. 5,760,004	Jun 02, 98	Claims: wat repeat unit p
20	Prop 9	US	8/089,862	Jul 09, 93	Protein-Enriched Thermoplastics	U.S. No. 5,723,588	Mar 03, 98	Claims: com objects, met biologically within a ther
21	Prop 6-5	US	8/175,155	Dec 29, 93	Methods for Preparing Synthetic Repetitive DNA	U.S. No. 5,641,648	Jun 24, 97	U.S. only. In Prop 6-1, Pr
22	Prop 10	US	8/212,237	Mar 11, 94	Synthetic Protein as Implantables	U.S. No. 5,606,019	Feb 25, 97	Claims: prot silk- and ela
23	Prop 6-3 US	US	7/609,716	Nov 06, 90	Functional Recombinantly Prepared Synthetic Protein Polymer	U.S. No. 5,514,581	May 07, 96	Claims: DN polymers wi Terminal Di 1
24	Prop 8-1 US	US	7/972,032	Nov 05, 92	High Molecular Weight Collagen-Like Protein Polymers	U.S. No. 5,496,712	Mar 05, 96	Claims: prot composition having colla motif.
25	Prop 6-1 US	US	7/114,618	Oct 29, 87	Construction of Synthetic DNA and Its Use in Large Polypeptide Synthesis	U.S. No. 5,243,038	Sep 07, 93	Claims: DN and/or elast sequences
26	Prop 7-1	US	7/869,212	Apr 13, 92	Purification of Structurally Ordered Recombinant Protein Polymers	U.S. No. 5,235,041	Aug 10, 93	

Execution Copy

PATENT RIGHTS RETENTION AGREEMENT

This Patent Rights Retention Agreement (hereinafter “Agreement”) is made by and between Matthew J. Szulik, an individual with an address at c/o Taurus Advisory Group, LLC, 2 Landmark Square, Suite 211, Stamford, Connecticut 06901 (hereinafter “Szulik”), Protein Polymer Technologies, Inc., a corporation of Delaware, having a principal place of business at 11494 Sorrento Valley Road, San Diego, CA 92121 (hereinafter "PPTI"), and Sanyo Chemical Industries, Ltd, a corporation of Japan, having its principal place of business at 11-1 Ikkyo Nomoto-cho, Higashiyama-ku, Kyoto 605-0995, Japan (hereinafter "Sanyo").

WHEREAS, Sanyo is currently engaged in discussions with PPTI relating to licensing by Sanyo of certain technology, know-how and intellectual property of PPTI relating to recombinant, repetitive unit proteins and peptides;

WHEREAS, in connection with such discussions, and execution of this Agreement, PPTI and Sanyo have concurrently entered into a license agreement ("License Agreement") under which Sanyo is granted a non-exclusive, worldwide license to the PPTI Intellectual Property pursuant to the terms and conditions as set forth therein;

WHEREAS, PPTI in Article 9 of the License Agreement has identified security and other agreements between PPTI and Szulik, a PPTI shareholder, acting through his agents Taurus Advisory Group, LLC and TAG Virgin Islands, Inc. (hereinafter the “Szulik Security Agreements”), providing for Szulik’s ownership of and security interests in certain PPTI Patent Rights as set forth in the Szulik Security Agreements and licensed by PPTI to Sanyo under the License Agreement (“PPTI Patent Rights”);

WHEREAS, Sanyo desires to secure its rights under the License Agreement to continue as licensee of PPTI Patent Rights thereunder, in accordance with the terms and conditions of the License Agreement, in the event that PPTI defaults in its obligations under the Szulik Security Agreements as a consequence of which Szulik would own or control the PPTI Patent Rights (hereinafter an "Operative Event");